Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of February 5, 2013 (“Amendment No. 4”), by and among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK SECURITIES INC. (“DBSI”) and GOLDMAN SACHS LENDING PARTNERS LLC, (“GS”) each as lead arrangers (in such capacities, the “Lead Arrangers”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”) and as designated replacement term loan lender (in such capacity, the “Designated Replacement Term Lender”), and each of the other Lenders (as defined below) party hereto with a 2013 Replacement Term Loan Commitment referred to below (each, a “2013 Replacement Term Lender” and together with the Designated Replacement Term Lender, the “2013 Replacement Term Lenders”), the Required Lenders, the Required Revolving Credit Lenders and the Extending R-2 Revolving Credit Lenders.

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Administrative Agent, the Guarantors and each Lender party thereto entered into Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated the Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”) (as amended, amended and restated, supplemented or otherwise modified through, but not including, the date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, and Amendment No. 3, dated as of April 17, 2012, collectively, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 4 have the same meanings as specified in the Credit Agreement);

2013 Replacement Term Loan Amendment

WHEREAS, on the date hereof, there are outstanding Term Loans under the Credit Agreement (for purposes of this Amendment No. 4, herein called the “Replaced Term Loans”) in an aggregate principal amount of $923,375,000;

WHEREAS, among other amendments to the Credit Agreement contained herein, in ac- cordance with the provisions of Section 10.01 of the Credit Agreement, Holdings and the Borrower wish to amend the Credit Agreement (the “2013 Replacement Term Loan Amendment”) to enable the Borrower to refinance in full the outstanding Replaced Term Loans with the proceeds of the 2013 Replacement Term Loans (as defined below) as more fully provided herein, in each case with the same terms as were theretofore applicable to the Replaced Term Loans except as expressly described herein;

WHEREAS, Holdings, the Borrower, the Administrative Agent, the Required Lenders and the 2013 Replacement Term Lenders wish to amend the Credit Agreement to provide for the refinancing in full of all outstanding Replaced Term Loans with the 2013 Replacement Term Loans on the terms and subject to the conditions set forth herein;

Financial Covenant Amendment

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Revolving Credit Lenders constituting Required Revolving Credit Lenders wish to amend Section 7.11 of the Credit Agreement as provided herein (the “Financial Covenant Amendment”);

Revolving Credit Facility Amendment

WHEREAS, Holdings, the Borrower, the Administrative Agent and the Extending R-2 Revolving Credit Lenders constituting all Extending R-2 Revolving Credit Lenders wish to amend the definition of “Applicable Margin” as provided herein (the “Revolving Credit Facility Amendment”); and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. 2013 Replacement Term Loan Amendment to Credit Agreement.

(a) (i) Subject to the satisfaction of the conditions set forth in Section 4 hereof, the 2013 Replacement Term Lenders hereby agree to make 2013 Replacement Term Loans to the Borrower on the Amendment No. 4 Effective Date (as defined below) in the aggregate principal amount of $923,375,000 to refinance all outstanding Replaced Term Loans in accordance with the relevant requirements of the Credit Agreement and this Amendment No. 4. It is understood and agreed that the 2013 Replacement Term Loans (as defined below) being made pursuant to this Amendment No. 4 shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 10.01 of the Credit Agreement and the Replaced Term Loans being refinanced shall constitute “Refinanced Term Loans” as defined in, and pursuant to, Section 10.01 of the Credit Agreement. Except as expressly provided in Amendment No. 4 (including as to the Applicable Rate, Maturity Date and call protection) and the Credit Agreement (as modified hereby), the 2013 Replacement Term Loans shall be on terms identical to the Replaced Term Loans (including as to Guarantors, Collateral (and ranking) and payment priority).

(ii) The Administrative Agent has prepared a schedule (the “2013 Replacement Term Loan Commitment Schedule”) which sets forth the allocated term loan commitments received by it (the “2013 Replacement Term Loan Commitments”) from the 2013 Replacement Term Lenders. The Administrative Agent has notified each 2013 Replacement Term Lender of its allocated 2013 Replacement Term Loan Commitment, and each of the 2013 Replacement Term Lenders is listed as a signatory to this Amendment No. 4. On the Amendment No. 4 Effective Date, all then outstanding Replaced Term Loans shall be refinanced in full as follows:

(w) the outstanding principal amount of the Replaced Term Loan of each Lender which (i) is an existing Lender under the Credit Agreement prior to giving effect to this Amendment No. 4 (each, an “Existing Lender”) and (ii) does not have a 2013 Replacement Term Loan Commitment (a Lender meeting the requirements of clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in cash;

(x) to the extent any Existing Lender has a 2013 Replacement Term Loan Commitment (each, a “Converting Lender”) that is less than the full outstanding principal amount of the Replaced Term Loan of such Lender, such Lender shall be repaid in cash in an amount equal to the difference between the outstanding principal amount of the Replaced Term Loan of such Lender and such Lender’s 2013 Replacement Term Loan Commitment (such difference, the “Non-Converting Portion”);

(y) the outstanding principal amount of the Replaced Term Loan of each Converting Lender shall automatically be converted into a term loan (each, a “Converted 2013 Replacement Term Loan”) in a principal amount equal to such Converting Lender’s Replaced Term Loan less an amount equal to any Non-Converting Portion of such Converting Lender’s Replaced Term Loan (the “Term Loan Conversion”); and

(z) (1) each Person with a 2013 Replacement Term Loan Commitment that is not an Existing Lender (each, a “New 2013 Replacement Term Lender”) and (2) each Converting Lender with a 2013 Replacement Term Loan Commitment in an amount in excess of the principal amount of the Replaced Term Loan of such Converting Lender (the commitment of each New 2013 Replacement Term Lender and any such difference as to any Converting Lender, each being a “New 2013 Replacement Term Loan Commitment”), agrees to make to the Borrower a new term loan (each, a “New 2013 Replacement Term Loan” and, collectively, the “New 2013 Replacement Term Loans” and, together with the Converted 2013 Replacement Term Loans, the “2013 Replacement Term Loans”) in a principal amount equal to such New 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment or such Converting Lender’s New 2013 Replacement Term Loan Commitment, as the case may be, on the Amendment No. 4 Effective Date.

(iii) Each 2013 Replacement Term Lender hereby agrees to “fund” its 2013 Replacement Term Loan in an aggregate principal amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment as follows: (x) each Converting Lender shall “fund” its 2013 Replacement Term Loan to the Borrower by converting all or a portion of its then outstanding principal amount of Replaced Term Loan into a 2013 Replacement Term Loan in an equal principal amount as provided in clause (ii)(y) above, (y) (1) each Converting Lender with a New 2013 Replacement Term Loan Commitment shall fund in cash an amount equal to its New 2013 Replacement Term Loan Commitment to the Designated Replacement Term Lender and (2) each New 2013 Replacement Term Lender shall fund in cash an amount equal to its 2013 Replacement Term Loan Commitment to the Designated Replacement Term Lender and (z) the Designated Replacement Term Lender shall fund in cash to the Borrower, on behalf of each Converting Lender and each New 2013 Replacement Term Lender, an amount equal to (1) in the case of a Converting Lender, such Converting Lender’s New 2013 Replacement Term Loan Commitment or (2) in the case of a New 2013 Replacement Term Lender, such New 2013 Replacement Term Lender’s New 2013 Replacement Term Loan Commitment.

(iv) The Converted 2013 Replacement Term Loans subject to the Term Loan Conversion shall be allocated ratably to the outstanding Borrowings of Replaced Term Loans (based upon the relative principal amounts of Borrowings of Replaced Term Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2013 Replacement Term Loans shall constitute a “Borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same LIBO Rate) applicable to the Borrowing of Replaced Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.02 of the Credit Agreement. New 2013 Replacement Term Loans shall be initially incurred pursuant to “borrowings” of LIBO Rate Loans which shall be allocated ratably to the outstanding “deemed” Borrowings of Converted 2013 Replacement Term Loans on the Amendment No. 4 Effective Date (based upon the relative principal amounts of the deemed Borrowings of Converted 2013 Replacement Term Loans subject to different Interest Periods on the Amendment No. 4 Effective Date after giving effect to the foregoing provisions of this clause (iv)). Each such “borrowing” of New 2013 Replacement Term Loans shall (i) be added to (and made a part of) the related deemed Borrowing of Converted 2013 Replacement Term Loans, (ii) be subject to (x) an Interest Period which commences on the Amendment No. 4 Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2013 Replacement Term Loans to which it is added and (y) the same LIBO Rate applicable to such deemed Borrowing of Converted 2013 Replacement Term Loans.

(v) On the Amendment No. 4 Effective Date, the Borrower shall pay in cash (a) all interest accrued on the Replaced Term Loans through the Amendment No. 4 Effective Date and (b) to each Non-Converting Lender and each Converting Lender with a Non-Converting Portion, any breakage loss or expenses due under Section 3.05 of the Credit Agreement (it being understood that existing Interest Periods of the Replaced Term Loans held by 2013 Replacement Term Lenders prior to the Amendment No. 4 Effective Date shall continue on and after the Amendment No. 4 Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 2.08 of the Credit Agreement on and after the Amendment No. 4 Effective Date as if the Amendment No. 4 Effective Date were a new Borrowing date). Each Converting Lender hereby waives any entitlement to any breakage loss or expenses due under Section 3.05 of the Credit Agreement with respect to the repayment of the applicable portion of its Replaced Term Loans with the proceeds of Converted 2013 Replacement Term Loans.

(vi) Promptly following the Amendment No. 4 Effective Date, all Term Notes, if any, evidencing the Replaced Term Loans shall be cancelled, and any 2013 Replacement Term Lender may request that its 2013 Replacement Term Loan be evidenced by a Term Note pursuant to Section 2.11(a) of the Credit Agreement.

(vii) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2013 Replacement Term Loans (if any) will be used solely to repay outstanding Replaced Term Loans of Non-Converting Lenders (if any) and outstanding Replaced Term Loans of Converting Lenders in an amount equal to any Non-Converting Portion (if any) of such Converting Lenders’ Replaced Term Loans, in each case on the Amendment No. 4 Effective Date.

(b) Subject to the satisfaction (or waiver) of the conditions set forth in Section 4 hereof, upon the making of the 2013 Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“2013 Replacement Term Loan” has the meaning set forth in Amendment No. 4.

“2013 Replacement Term Loan Commitment” has the meaning set forth in Amendment No. 4

“Amendment No. 4” means Amendment No. 4 to this Agreement, dated as of February 5, 2013, among Holdings, the Borrower, the other Loan Parties, DBTCA, as the Administrative Agent and the other Lenders party thereto.

“Amendment No. 4 Effective Date” means March 1, 2013 or, if different, the date of the effectiveness of Amendment No. 4 in accordance with Section 4 thereof.

“Dutch Holdco” means (i) Vail, prior to the transfer of Equity Interests thereof to New Dutch Holdco pursuant to Section 7.05(u) and (ii) New Dutch Holdco, at any time thereafter.

“New Dutch Holdco” means the wholly-owned Subsidiary of Trans Union International, Inc. to be formed under the laws of The Netherlands after the Amendment No. 4 Effective Date, the Equity Interests of which shall be subject to the New Dutch Pledge Agreement pursuant to Section 6.11(e).

“New Dutch Pledge Agreement” has the meaning set forth in Section 6.11(e).

“Parent Notes” means (x) the 9.625%/10.375% Senior PIK Toggle Notes due 2018, Series B and (y) the 8.125%/8.875% Senior PIK Toggle Notes due 2018, in each case issued by TransUnion Holding Company, Inc.

(ii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Applicable Rate” as follows:

“(a) with respect to Term Loans, (i) prior to the Amendment No. 4 Effective Date, the rates set forth in clause (a) of the definition of “Applicable Rate” without giving effect to Amendment No. 4 and (ii) thereafter, (A) for LIBOR Loans, 3.00% and (B) for Base Rate Loans, 2.00%”.

(iii) Section 1.01 of the Credit Agreement is hereby further amended by amending clause (B)(ii) of the definition of “Collateral and Guarantee Requirement” by inserting the text “and the New Dutch Pledge Agreement required pursuant to Section 6.11(e) hereof” immediately following the text “Section 6.11(d) hereof” appearing therein.

(iv) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Collateral Documents” by inserting the text “and the New Dutch Pledge Agreement” immediately following the text “Dutch Pledge Agreement” appearing therein.

(v) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “LIBOR” by deleting the text “1.50%” in clause (a)(ii)(w) and inserting the text “1.25%” in lieu thereof.

(vi) Clause (i) of the definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) with respect to the Term Loans that have not been extended pursuant to Section 2.15, February 10, 2019 (the “Original Term Loan Maturity Date”); provided, however, that such date shall become March 15, 2018 if (x) all the Senior Notes are not repaid in full or extended, renewed or refinanced with a Permitted Refinancing on or prior to March 15, 2018, which Permitted Refinancing will not mature or require any scheduled amortization or payments of principal prior to the date that is 91 days after February 10, 2019 and (y) unless the Senior Secured Net Leverage Ratio is equal to or below 3.00 to 1.00, all of the Parent Notes are not repaid in full or extended, renewed or refinanced on or prior to March 15, 2018 such that any extended, renewed or refinanced amounts will not mature or require any scheduled amortization or payments of principal prior to the date that is 91 days after February 10, 2019,”.

(vii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Commitment” in its entirety as follows:

“Term Commitment” means (i) as to each Term Lender on the Closing Date, its obligation to make a Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A under the caption “Term Commitment” or in the Assignment and

Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14) and (ii) with respect to each Lender on the Amendment No. 4 Effective Date, the commitment of such Lender to make 2013 Replacement Term Loans as provided in Section 1 of Amendment No. 4 of such Lender as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14). The initial aggregate amount of the Term Commitments on the Closing Date was $950,000,000. The aggregate amount of the Lenders’ Term Commitments on the Amendment No. 4 Effective Date (immediately prior to the incurrence of the 2013 Replacement Term Loans on such date) is $923,375,000.

(viii) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:

“Term Loan” means (a) prior to the Amendment No. 4 Effective Date and the making of the 2013 Replacement Term Loans pursuant to Amendment No. 4, all Loans made pursuant to Amendment No. 1, and (b) on and after the Amendment No. 4 Effective Date upon the making of the 2013 Replacement Term Loans pursuant to Amendment No. 4, a 2013 Replacement Term Loan made pursuant to Amendment No. 4 and Section 10.01 of the Credit Agreement.

(ix) Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following text immediately following the first sentence thereof:

“On the Amendment No. 4 Effective Date, each Lender with a 2013 Replacement Term Loan Commitment severally agrees to make to the Borrowers a 2013 Replacement Term Loan denominated in Dollars in a principal amount equal to such Lender’s 2013 Replacement Term Loan Commitment in accordance with the terms and conditions of Amendment No. 4 (including by way of conversion of Replaced Term Loans (as defined in Amendment No. 4) into 2013 Replacement Term Loans).”

(x) Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the second proviso appearing in the first sentence thereof and inserting the following text in lieu thereof:

“; provided that no notice shall be required in connection with the incurrence of the 2013 Replacement Term Loans on the Amendment No. 4 Effective Date and repayment of the Term Loans with the proceeds thereof”.

(xi) Section 2.05(b)(i) of the Credit Agreement is hereby amended by deleting the text “December 31, 2012” from the first parenthetical clause appearing therein and inserting the text “December 31, 2013” in lieu thereof.

(xii) Section 2.06(b) of the Credit Agreement is hereby amended by inserting the following text immediately following the first sentence thereof:

“The 2013 Replacement Term Loan Commitment of each 2013 Replacement Term Lender (as defined in Amendment No. 4) shall automatically terminate in its entirety on the Amendment No. 4 Effective Date (after giving effect to the incurrence of the 2013 Replacement Term Loans on such date).”

(xiii) Section 2.09(d) of the Credit Agreement is hereby amended and restated in its en-tirety to read as follows:

“(d) Prepayment Premium on 2013 Replacement Term Loans. At the time of the effectiveness of any Repricing Transaction that is consummated on or prior to the first anniversary of the Amendment No. 4 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term Loans which are repaid or prepaid pursuant to such Repricing Transaction (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.00% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (2) of the definition thereof, the aggregate principal amount of all Term Loans outstanding on such date that are subject to an effective reduction of the Applicable Rate pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(xiv) The third full sentence of Section 2.14(a) of the Credit Agreement is hereby amended and restated to read as follows:

“Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and the Revolving Commitment Increases shall not exceed $350,000,000 (the “Base Incremental Amount”); provided that the Borrower may incur additional Incremental Term Loans and/or Revolving Commitment Increases (a “Ratio- Based Incremental Facility”) so long as the Senior Secured Net Leverage Ratio, determined on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, in each case, as if such Ratio-Based Incremental Facility (and Revolving Credit Loans in an amount equal to the full amount of any such Revolving Commitment Increase) had been outstanding on the last day of such four- quarter period, shall not exceed 3.50 to 1.00.”

(xv) Clause (y)(2) of the fourth sentence of Section 2.14(a) of the Credit Agreement is hereby amended by deleting the text “3.00 to 1.00” appearing therein and inserting the text “3.50 to 1.00” in lieu thereof.

(xvi) Section 6.11 of the Credit Agreement is hereby amended by inserting a new clause (e) to read in its entirety as follows:

“(e) Not later than the earlier of (x) (60) days after the formation of New Dutch Holdco and (y) any transfer of Equity Interests to New Dutch Holdco pursuant to Section 7.05(u), unless extended in writing by the Administrative Agent in its reasonable discretion, (i) the Borrower shall cause its wholly-owned Subsidiary Trans Union International, Inc. to deliver to the Administrative Agent, for the benefit of the Secured Parties, a pledge governed by the laws of The Netherlands of 65.0% of the voting Equity Interests and 100.0% of the non-voting Equity Interests of New Dutch Holdco, which pledge shall be in form and substance reasonably satisfactory to the Administrative Agent (the “New Dutch Pledge Agreement”) and (ii) the Borrower shall deliver to the Administrative Agent addressed to it, the Collateral Agent, the Lenders and each L/C Issuer, an opinion of local counsel to the Loan Parties in The Netherlands relating to the New Dutch Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent.”

(xvii) Section 7.05(u) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(u) the transfer of Equity Interests of (x) Vail and (y) other Foreign Subsidiaries which are direct Subsidiaries of Loan Parties and which have a fair market value not to exceed $150,000,000 in the aggregate for all such Foreign Subsidiaries, in each case to Dutch Holdco, so long as 65.0% of the voting Equity Interests and 100.0% of the non-voting Equity Interests of Dutch Holdco are pledged to the Administrative Agent for the benefit of the Secured Parties pursuant to the Dutch Pledge Agreement or the New Dutch Pledge Agreement, as the case may be; and”

(xviii) Section 7.05(v) of the Credit Agreement is hereby amended by (a) deleting the text “Vail” in each place it appears therein and inserting the text “Dutch Holdco” in lieu thereof and inserting the text “or the New Dutch Pledge Agreement, as the case may be” immediately prior to the text “;” appearing at the end thereof.

(xix) The first sentence of Section 7.10 of the Credit Agreement is hereby amended and restated to read as follows:

“The proceeds of the 2013 Replacement Term Loans incurred pursuant to Amendment No. 4 shall be used on the Amendment No. 4 Effective Date solely to refinance the Term Loans existing immediately prior to the Amendment No. 4 Effective Date.”

(xx) Section 9.11 of the Credit Agreement is hereby amended by inserting a new clause (g) to read in its entirety as follows:

“(g) The Lenders hereby authorize the Collateral Agent to release the security interest granted in the Equity Interests of Vail pursuant to the Dutch Pledge Agreement upon the transfer of such Equity Interests in compliance with Section 7.05(u).”

SECTION 2. Financial Covenant Amendment. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, on the Amendment No. 4 Effective Date, Section 7.11 of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety to read as follows:

“Notwithstanding the foregoing, this Section 7.11 shall be in effect (and shall only be in effect) (x) when the aggregate amount of Swing Line Loans, Letters of Credit and/or Revolving Credit Loans exceeds 20.0% of the aggregate amount of Revolving Credit Commitments then in effect and (y) if the aggregate amount of Swing Line Loans, Letters of Credit and/or Revolving Credit Loans exceeds 20.0% of the aggregate amount of Revolving Credit Commitments then in effect, when determining whether a Default or Event of Default exists for purposes of Section 4.01 in connection with the incurrence or issuance of a Swing Line Loan, Letter of Credit and/or Revolving Credit Loan (it being understood that in all cases calculation of compliance with this Section 7.11 shall be determined as of the last day of each Test Period).”

SECTION 3. Revolving Credit Facility Amendment. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 hereof, on the Amendment No. 4 Effective Date, the Credit Agreement in hereby amended as follows:

(i) Section 1.01 of the Credit Agreement, is hereby amended by amending and restating clause (b)(iii) of the definition of “Applicable Rate” as follows:

“(iii) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees in respect of Revolving Credit Lenders with Extended R-2 Revolving Credit Commitments created pursuant to Amendment No. 3, (A) prior to the Amendment No. 4 Effective Date, the rates set forth in clause (b)(iii) of the definition of “Applicable Rate” without giving effect to Amendment No. 4 and (B) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Applicable Rate
	Senior Secured Net Leverage Ratio	LIBOR and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	>1.50:1	3.00%	2.00%	0.50%
2	<1.50:1	2.75%	1.75%	0.50%”

(ii) Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “LIBOR” by deleting the text “1.50%” appearing in clause (a)(ii)(y) and inserting the text “1.25%” in lieu thereof.

SECTION 4. Conditions of Effectiveness of the 2013 Replacement Term Loan Amendment. The 2013 Replacement Term Loan Amendment, as set forth in Section 1 hereof, shall become effective as to each signatory hereto immediately upon (x) the delivery of its signature page hereto and (y) as of the first date occurring on or after March 1, 2013 (the “Amendment No. 4 Effective Date”) on the date when the following conditions shall have been satisfied (or waived):

(a) Holdings, the Borrower, the Administrative Agent and the 2013 Replacement Term Lenders, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic transmission) the same to the Administrative Agent;

(b) the Borrower shall have paid, by wire transfer of immediately available funds, (i) all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 4 Effective Date, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 4 and required to be paid in connection with this Amendment No. 4 pursuant to Section 10.04 of the Credit Agreement and any fee letter between the Borrower and the Administrative Agent and (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the Replaced Term Loans through the Amendment No. 4 Effective Date;

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived) on and as of the Amendment No. 4 Effective Date;

(d) the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Amendment No. 4 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 4 Effective Date or that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 3 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 4 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 4 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(e) the Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the Replacement Term Loan Amendment on the Amendment No. 4 Effective Date, are Solvent as of the Amendment No. 4 Effective Date;

(f) the Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);

(g) the Administrative Agent shall have received from (i) Simpson Thacher & Bartlett LLP, special counsel to the Loan Parties and (ii) from each local counsel for the Loan Parties listed on Schedule 4.02(c) of the Credit Agreement, in each case, an opinion addressed to the Administrative Agent, the Collateral Agent, the Replacement Term Lenders and the Lenders and dated the Amendment No. 4 Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(h) the proceeds of the 2013 Replacement Term Loans incurred pursuant to Amendment No. 4 shall be used on the Amendment No. 4 Effective Date solely to refinance the Term Loans existing immediately prior to the Amendment No. 4 Effective Date.

SECTION 5. Conditions of Effectiveness of the Financial Covenant Amendment. The Financial Covenant Amendment as set forth in Section 2 hereof, shall become effective immediately after the effectiveness of the 2013 Replacement Term Loan Amendment when the Administrative Agent (or its counsel) shall have received from (i) the Required Revolving Credit Lenders, (ii) Holdings and (iii) the Borrower a counterpart of this Amendment No. 4 executed on behalf of each such Person (which may be transmitted by facsimile or by electronic transmission).

SECTION 6. Conditions of Effectiveness of the Revolving Credit Facility Amendment. The Revolving Credit Facility Amendment as set forth in Section 3 hereof, shall become effective immediately after the effectiveness of the 2013 Replacement Term Loan Amendment when the Administrative Agent (or its counsel) shall have received from (i) each Extending R-2 Revolving Credit Lender, (ii) Holdings and (iii) the Borrower a counterpart of this Amendment No. 4 executed on behalf of each such Person (which may be transmitted by facsimile or by electronic transmission).

SECTION 7. Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant as follows as of the date hereof:

(a) The execution, delivery and performance by each Loan Party party hereto of this Amendment No. 4 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party party hereto of this Amendment No. 4 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) This Amendment No. 4 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(c) Upon the effectiveness of this Amendment No. 4 and both before and immediately after giving effect to this Amendment No. 4 and the making of the 2013 Replacement Term Loans as contemplated herein and the use of the proceeds thereof, no Default or Event of Default exists.

(d) Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 4 is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

(e) The 2013 Replacement Term Loans have been incurred in compliance with the requirements of Section 10.01 of the Credit Agreement.

SECTION 8. Post-Effectiveness Obligations.

Within sixty (60) days after the Amendment No. 4 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:

(i) with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;

(ii) with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 8 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);

(iii) an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and

(iv) an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located.

SECTION 9. Consent. The Borrower hereby consents to the assignment of any Replaced Term Loans to any 2013 Replacement Term Lender who is not an Existing Lender.

SECTION 10. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 4 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 4, and (ii) each 2013 Replacement Term Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 4, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 4.

(c) The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 4, this Amendment No. 4 shall for all purposes constitute a Loan Document.

SECTION 11. Execution in Counterparts. This Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 4 shall be effective as delivery of an original executed counterpart of this Amendment No. 4.

SECTION 12. Governing Law. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of New York.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRANSUNION CORP.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANS UNION LLC

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION INTERACTIVE, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

VISIONARY SYSTEMS, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 4]

TRANSUNION TELEDATA LLC

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION HEALTHCARE LLC

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

DIVERSIFIED DATA DEVELOPMENT CORPORATION

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION FINANCING CORPORATION

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 4]

DEUTSCHE BANK TRUST COMPANY

AMERICAS, as Administrative Agent, Collateral Agent, Extending R-2 Revolving Credit Lender and Designated Replacement Term Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

DEUTSCHE BANK SECURITIES INC., as Lead Arranger

By:	/s/ Jackson Merchant
Name: Jackson Merchant
Title: Director

By:	/s/ Edwin E. Roland
Name: Edwin E. Roland
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4]

GOLDMAN SACHS LENDING PARTNERS LLC, as Lead Arranger and Extending R-2 Revolving Credit Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4]

GUARANTOR CONSENT AND REAFFIRMATION

March 1, 2013

Reference is made to the Credit Agreement dated as of June 15, 2010, among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto from time to time, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), as amended and restated pursuant to Amendment No. 1, dated as of February 10, 2011, as further amended pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012 and Amendment No. 4, dated as of February 5, 2013 (collectively, the “Credit Agreement”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.

Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 4, including the refinancing of the Replaced Term Loans and the making of the 2013 Replacement Term Loans contemplated thereby, and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Amendment No. 4 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 4.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 4, all of its respective Obligations under the Loan Documents to which it is a party, as such Obligations have been amended by Amendment No. 4, are reaffirmed, and remain in full force and effect.

After giving effect to Amendment No. 4, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 4, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 4), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 4, and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first written above.

TRANSUNION CORP.

By:	/s/ Samuel A. Hamood_
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION INTERACTIVE, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

VISIONARY SYSTEMS, INC.

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION TELEDATA LLC

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION HEALTHCARE LLC

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO CONSENT]

DIVERSIFIED DATA DEVELOPMENT CORPORATION

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

TRANSUNION FINANCING CORPORATION

By:	/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO CONSENT]